UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 12, 2011

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

Page

Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Signatures	5

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Item 5.07 – Submission of Matters to a Vote of Security Holders

     On May 12, 2011, First Bancorp held its annual meeting of shareholders.  At the meeting, the Company’s shareholders:  (i) elected each of the eighteen persons listed below under Proposal 1 to serve as a director of the Company until the 2012 annual meeting; (ii) ratified the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2011; and (iii) approved, on a non-binding advisory basis, the Company’s named executive officer compensation.  The following table describes the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
Proposal 1: To elect eighteen nominees to the Board of Directors to serve until the 2012 annual meeting of shareholders, or until their successors are elected and qualified.
Daniel T. Blue, Jr.	11,053,094	−	86,748	−	3,132,869
Jack D. Briggs	11,042,464	−	97,378	−	3,132,869
R. Walton Brown	11,050,710	−	89,133	−	3,132,869
David L. Burns	10,990,539	−	149,303	−	3,132,869
John F. Burns	10,988,059	−	151,783	−	3,132,869
Mary Clara Capel	11,021,660	−	118,183	−	3,132,869
James C. Crawford, III	11,037,842	−	102,000	−	3,132,869
R. Winston Dozier	11,066,650	−	73,193	−	3,132,869
James G. Hudson, Jr.	11,017,169	−	122,673	−	3,132,869
Richard H. Moore	11,044,781	−	95,061	−	3,132,869
Jerry L. Ocheltree	11,017,845	−	121,997	−	3,132,869
George R. Perkins, Jr.	11,012,610	−	127,232	−	3,132,869
Thomas F. Phillips	10,981,604	−	158,239	−	3,132,869
Frederick L. Taylor II	11,052,366	−	87,476	−	3,132,869
Virginia C. Thomasson	11,049,704	−	90,138	−	3,132,869
Goldie H. Wallace	10,850,756	−	289,086	−	3,132,869
Dennis A. Wicker	11,014,304	−	125,539	−	3,132,869
John C. Willis	11,029,245	−	110,598	−	3,132,869

Proposal 2: To ratify the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2011.	14,148,033	76,917	−	47,761	−

Proposal 3: To approve, on a non-binding advisory basis, the Company’s named executive officer compensation.	10,574,520	447,381	−	105,539	3,132,870

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Disclosures About Forward Looking Statements
     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.  For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Registrant and its management about future events.  The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 16, 2011	By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

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